Exhibit 99.1

NEWS

FOREST OIL CORPORATION

1415 LOUISIANA STREET, SUITE 1600

HOUSTON, TEXAS 77002

FOR IMMEDIATE RELEASE

COMMON STOCK OF NEWLY COMBINED SABINE OIL & GAS AND FOREST OIL TO TRADE ON THE OTCQB MARKET UNDER THE NEW TRADING SYMBOL “FSTO”

HOUSTON, TEXAS– December 17, 2014 – Forest Oil Corporation (OTCQB:FSTO) (which is in the process of changing its name to Sabine Oil & Gas Corporation) announced today that following its recently completed business combination with Sabine Oil & Gas, the common stock of the combined entity will begin trading on the OTCQB marketplace at the open of the market today, December 17, 2014. As previously disclosed, Forest Oil was delisted from the New York Stock Exchange (the “NYSE”) on December 16, 2014 following completion of the business combination.

Investors will be able to view the RealTime Level II stock quote, which provides detailed information by market maker, for the combined company at http://www.otcmarkets.com, under the ticker symbol “FSTO”.

The move from the NYSE to OTCQB Marketplace does not change SEC reporting obligations under applicable securities laws. Accordingly, the combined company will continue to file, among others, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K.

As previously disclosed, the company remains committed to listing its common stock on an active exchange and expects to seek relisting on an exchange as soon as it meets applicable listing requirements.

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Forest Oil, which is in the process of changing its name to Sabine Oil & Gas Corporation, is an independent energy company engaged in the acquisition, production, exploration and development of onshore oil and natural gas properties in the United States. Forest Oil’s current operations are principally located in the Cotton Valley Sand and Haynesville Shale in East Texas, the Eagle Ford Shale in South Texas, the Granite Wash in the Texas Panhandle and the North Louisiana Haynesville. For more information, please visit www.sabineoil.com and www.forestoil.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements concerning the proposed transactions, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the two companies to integrate their operations to implement the anticipated business plans and achieve the anticipated benefits and savings of the combination, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the SEC by Forest Oil Corporation from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, including amendments to the foregoing. The forward-looking statements included in this document are made only as of the date hereof. Forest Oil Corporation does not undertake any obligation to update the forward-looking statements included in this document to reflect subsequent events or circumstances.

Investor and media contacts:

Sabine Oil & Gas

Investor Relations

832-242-9600

Ash Spiegelberg

Brunswick Group

214-254-3790